                     MELVILLE VENTURES & ASSOCIATES, L.P.

                         LIMITED PARTNERSHIP AGREEMENT

                          Dated as of October 7, 1996




                     MELVILLE VENTURES & ASSOCIATES, L.P.

                         LIMITED PARTNERSHIP AGREEMENT

                               TABLE OF CONTENTS

ARTICLE I    General Provisions                                                     Page

             Section     1.1  Partnership Name                                        1
             Section     1.2  Fiscal Year                                             1
             Section     1.3  Liability of Partners                                   1
             Section     1.4  Purposes of Partnership                                 2
             Section     1.5  Assignability of Interest                               3

ARTICLE II   Management of Partnership

             Section     2.1  Management Generally                                    3
             Section     2.2  Authority of Partners                                   3
             Section     2.3  Reliance by Third Parties                               4
             Section     2.4  Activity of General Partner                             4
             Section     2.5  Exculpation                                             4
             Section     2.6  Indemnification of General Partner                      4
             Section     2.7  Payment of Costs and Expenses                           5

ARTICLE III  Capital Accounts of Partners and Operation Thereof

             Section     3.1  Definitions                                             5
             Section     3.2  Capital Contributions                                   5
             Section     3.3  Capital Accounts                                        6
             Section     3.4  Partnership Percentages                                 6
             Section     3.5  Allocation of Net Capital Appreciation or Net
                              Capital Depreciation                                    6
             Section     3.6  Valuation of Assets                                     6
             Section     3.7  Liabilities                                             7
             Section     3.8  Allocation for Tax Purpose                              7
             Section     3.9  Determination by General Partner of Certain Matters     7
             Section     3.10 Adjustments to Take Account of Interim Account
                              Period Events                                           7

ARTICLE IV   Withdrawals and Distributions of Capital

             Section     4.1  Withdrawals and Distributions in General                8
             Section     4.2  Withdrawals                                             8
             Section     4.3  Limitation on Withdrawals                               8
             Section     4.4  Salaries or Other Payments or
                              Allocations to the General Partner                      9

ARTICLE V    Admission of New Limited Partners

Section                  5.1  New Limited Partner                            9

ARTICLE VI   Withdrawal, Death, Incompetency

             Section     6.1  Withdrawal, Death, etc. of Limited Partners    9
             Section     6.2  Required Withdrawals                          10
             Section     6.3  Effective Date of Withdrawal                  10
             Section     6.4  Limitations on Withdrawal of Capital Account  10
             Section     6.5  Resignation, Dissolution, etc.
                              of the General Partner                        11
ARTICLE VII  Duration and Termination of Partnership

             Section     7.1  Duration                                      11
             Section     7.2  Termination                                   11

ARTICLE VIII Tax Returns; Reports to Partners

             Section     8.1  Accountants                                   12
             Section     8.2  Filing of Tax Returns                         12
             Section     8.3  Tax Matters Partner                           12
             Section     8.4  Reports to Current Partners                   12
             Section     8.5  Reports to Current and Former Partners        13

ARTICLE IX   Miscellaneous

             Section     9.1  General                                       13
             Section     9.2  Method of Distribution                        13
             Section     9.3  Power of Attorney                             13
             Section     9.4  Amendments to Partnership Agreement           14
             Section     9.5  Choice of Law                                 14
             Section     9.6  Adjustment of Basis of
                              Partnership Property                          14
             Section     9.7  Notices                                       14
             Section     9.8  Good Will                                     14
             Section     9.9  Headings                                      14

                     MELVILLE VENTURES & ASSOCIATES, L.P.

                         LIMITED PARTNERSHIP AGREEMENT

                          DATED AS OF OCTOBER 7, 1996

     The undersigned (herein called the "Partners") hereby agree to form and hereby form, as of the date and year first above written, a limited partnership (herein called the "Partnership") I pursuant to the provisions of the New York Revised Limited Partnership Act, which shall be governed by, and operated pursuant to, the terms and provisions of this Limited Partnership Agreement (herein called the "Agreement").

                                   ARTICLE I

                              GENERAL PROVISIONS

     Section 1. 1. PARTNERSHIP NAME. The Partnership shall do business under the
                   ------------------
name of Melville Ventures & Associates, L.P.

     Section 1.2. FISCAL YEAR. The fiscal year of the Partnership (herein called
                  -----------
the "fiscal year") shall end on December 31 of each year or on such other date as the General Partner (as hereinafter defined) shall determine.

     Section 1.3. LIABILITY OF PARTNERS. The names of all of the Partners and
                  -----------------------
the amounts of their respective contributions to the Partnership (herein called the "Capital Contributions") and Partnership Percentages (as defined in Section 3.4) are set forth in a schedule entitled "Schedule of Capital Contributions and Partnership Percentages" (herein called the "Schedule") which shall be filed with the records of the Partnership and are hereby incorporated by reference and made a part of this Agreement.

     That one or more Partners designated in Part I of the Schedule as the General Partner(s) (herein individually and collectively called the "General Partner") shall have unlimited liability for the repayment and discharge of all debts and obligations of the Partnership.

     Those Partners who are designated in Part II of the Schedule as Limited Partners (herein called the "Limited Partners")shall be liable for the repayment and discharge of all debts and obligations of the Partnership attributable to any fiscal year (or relevant portion thereof) during which they are or were Limited Partners of the Partnership only to the extent of their respective interests in the Partnership in the fiscal year (or relevant portion thereof) to which any such debts and obligations are attributable and shall not otherwise have any liability in respect of the debts and obligations of the Partnership.

     The Partners shall share all losses, liabilities or expenses suffered or incurred by virtue of the operation of the preceding paragraphs of this Section
1.3 in the proportions of their respective Partnership Percentages (determined as provided herein) for the fiscal year (or relevant portion thereof) to which any debts or obligations of the Partnership are attributable up to the limit of their respective interests in the Partnership for such fiscal year (or relevant portion thereof).

     As used in this Section 1.3, the terms "Interests in the Partnership" and Interest in the Partnership" shall mean with respect to any fiscal year (or relevant portion thereof) and with respect to each Partner the Capital Account that such Partner would have received (or in fact did receive) pursuant to the terms and provisions hereof upon withdrawal from the Partnership as of the end of such fiscal year (or relevant portion thereof)

     Notwithstanding any other provision in this Agreement, in no event shall any Limited Partner be obligated to make any additional contribution whatsoever to the Partnership, or have any liability for the repayment and discharge of the debts and obligations of the Partnership (apart from his or its interest in the Partnership), except that a Limited Partner who has withdrawn funds or received distributions from the Partnership representing in whole or in part, a return of his or its capital contributions, shall be liable to the Partnership to the extent required under the New York Revised Limited Partnership Act, as amended from time to time.

     Section 1.4. PURPOSES OF PARTNERSHIPS The Partnership is organized for the
                  -------------------------
primary purpose of realizing capital appreciation by investing and trading in Securities (as hereinafter defined) and to engage in all activities and transactions as the General Partner may deem necessary or advisable in connection therewith, including, without limitation:

     (a) to invest and trade, on margin or otherwise, directly or indirectly, in capital stock, shares of beneficial interest, warrants, bonds, notes, debentures, whether subordinated, convertible or otherwise, commercial paper, and other obligations, and instruments or evidences of indebtedness commonly referred to as securities of whatever kind or nature, issued by Mortgage Plus Equity & Loan Corporation a New York corporation, ("MP"), whether readily marketable or not, in rights and options relating thereto, including put and call options written by the Partnership or by others, and other related contracts (all such items being called herein a "Security" or "Securities", to sell Securities short and cover such sales, and to lend funds or properties of the Partnership, either with or without security;

     (b) to possess, transfer, mortgage, pledge or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to Securities and other property and funds held or owned by the Partnership;

     (c) to lend any of its Securities, provided however, that collateral at least equal in value to the market value of such Securities is deposited by the borrower thereof with the Partnership;

     (d) to engage personnel, whether part-time or full-time, and do such other acts as the General Partner may deem necessary or advisable in connection with the maintenance and administration of the Partnership; and

     (e) to engage attorneys, independent accountants or such other persons as the General Partner may deem necessary or advisable.


     SECTION 1.5. ASSIGNABILITY OF INTEREST. A Limited Partner may not assign
                  ---------------------------
his or its interest, in whole or in part, to any person except by operation of law, nor shall he or it be entitled to substitute for himself or itself as a Limited Partner any other person, without the prior written consent of the General Partner. Any attempted assignment or substitution not made in accordance with the preceding sentence shall be void.

                                  ARTICLE III

                           MANAGEMENT OF PARTNERSHIP

     Section 2. 1. MANAGEMENT GENERALLY The management of the Partnership shall
                   ---------------------
be vested exclusively in the General Partner. Other than as expressly provided herein, the Limited Partners shall have no part in the management of the Partnership and shall have no authority or right to act on behalf of the Partnership in connection with any matter.

     Section 2.2. AUTHORITY OF PARTNERS. The General Partner shall have the sole
                  ----------------------
power on behalf and in the name of the Partnership to carry out any and all of the objects and purposes of the Partnership set forth in Section 1.4, and to perform all acts and enter into and perform all contracts and other undertakings which the General Partner may deem necessary or advisable or incidental thereto, including, without limitation, the power to:

     (a) within the limitations set forth in Section 1.4, determine which Securities to purchase and sell on behalf of the Partnership and prepare, execute and deliver any and all documents necessary in order to effect such purchases and sales;

      (b) open, maintain and close accounts with brokers and issue all instructions and authorizations to brokers regarding the Securities and/or money therein;

      (c) open, maintain and close bank and money market accounts and draw checks or other orders for the payment of monies;

      (d) do any and all acts on behalf of the Partnership and exercise all rights of the Partnership with respect to its interest in MP, including, without limitation, the voting of Securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

      (e) organize and/or engage one or more corporations formed to hold record title, as nominee for the Partnership, to Securities or funds of the Partnership;

      (f) authorize any agent of the General Partner or agent or employee of the Partnership to act for and on behalf of the Partnership in all matters incidental to the foregoing; and

      (g) retain such advisers to the Partnership, to provide research and analysis and to direct the formulation of investment policies and strategies for the Partnership as the General Partner shall determine; provided however, that
                                                        ------------------
the general management and conduct of the activities of the Partnership shall remain the sole responsibility of the General Partner.

      Section 2.3. RELIANCE BY THIRD PARTIES. Persons dealing with the
                   ---------------------------
Partnership are entitled to rely conclusively upon the certificate of the General Partner to the effect that it is then acting as the General Partner and upon the power and authority of the General Partner as herein set forth.

      SECTION 2.4. ACTIVITY OF GENERAL PARTNER: The General Partner shall
                   ----------------------------
devote only so much time to the affairs of the Partnership as in the sole judgment of the General Partner the conduct of the Partnership's business shall reasonably require, and the General Partner shall not be obligated to do or perform any act or thing in connection with the business of the Partnership not expressly set forth herein. Nothing herein contained shall be deemed to preclude the General Partner, agents and affiliates from engaging directly or indirectly in any other business or from directly or indirectly purchasing, selling and holding Securities for the account of any such other business, or for the account of any of the foregoing. No Limited Partner shall, by reason of being a Partner in the Partnership, have any right to participate in any manner in any profits or income earned or derived by or accruing to the General Partner, its agents and affiliates from the conduct of any business other than the business of the Partnership or from any transaction in Securities effected by any of the foregoing, for any account other than that of the Partnership.

       Section 2.5. EXCULPATION. The General Partner, its agents and affiliates
                    -------------
shall not be liable to any Limited Partner or the partnership for mistakes of judgment or for action or inaction which was reasonably believed to be in the best interests of the Partnership, or for losses due to such mistakes, actions or inactions or to the negligence, dishonesty or bad faith of any employee, broker or other agent of the Partnership, provided that such employee, broker or agent was selected, engaged or retained by the Partnership with reasonable care. The General Partner may consult with counsel and accountants in respect of Partnership affairs and be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel or accountants, provided that they shall have been selected with reasonable care.

       Notwithstanding any of the foregoing to the contrary, the provisions of this Section 2.6 shall not be construed so as to relieve (or attempt to relieve) the General Partner of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section 2.6 to the fullest extent permitted by law.

       Section 2.6. INDEMNIFICATION OF GENERAL PARTNER. The Partnership shall
                    -----------------------------------
and hereby does indemnify and hold harmless the Partnership, the General Partner and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any loss or expense suffered or sustained by him by reason of the fact that he is or was, or is or was in control of or controlled by, the General Partner of the Partnership, including without limitation, any judgment, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action or proceeding, provided that such loss or expense resulted from a mistake of judgment on the part of the General Partner or such person, or from action or inaction which was reasonably believed to be in the best interests of the partnership. The Partnership shall advance to the indemnified party reasonable attorney's fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of such conduct. The General Partner hereby agrees that in the event it receives any such advance, it shall reimburse the Partnership for such fees, costs and expenses to the extent that it shall be determined that the General Partner was not entitled to indemnification under this Section 2.6

Notwithstanding any of the foregoing to the Contrary, the provisions of this
Section 2.6 shall not be construed so as to provide for the indemnification for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or such liability may not be waived, modified or limited. Under applicable law, but shall be construed so as to effectuate the provisions of this Section 2.G to the fullest extent permitted by law.

      Section 2.7. PAYMENT OF COSTS AND EXPENSES. The Partnership shall bear all
                   -------------------------------
its operating expenses. The term "operating expenses" shall Section 2.7. include all taxes and investment expenses (e.g. expenses which the General Partner reasonably determines to be directly related to the investment of the Partnership's assets such as brokerage commissions, etc.), legal expenses, internal and external accounting, audit and tax preparation expenses and other expenses associated with the operation of the Partnership.

                                 ARTICLE III

                          CAPITAL ACCOUNTS OF PARTNERS
                             AND OPERATION THEREOF

      Section 3. 1. DEFINITIONS. For the purposes of this Agreement, unless the
                    -------------
      context otherwise requires:

      (b) The term "Beginning Value" shall, with respect to any Accounting Period, mean the value of the Partnership's Net Assets at the beginning of such Accounting Period;

      (c) The term "Ending Value" shall, with respect to any Accounting Period, mean the value of the Partnership's Net Assets at the end of such Accounting Period (before giving effect to withdrawals);

      (d) The term "Net Assets" shall mean the excess of the Partnership's assets over its liabilities including, but not limited to, liabilities for the Management Fee of the General Partner;

      (e) The term "Net Capital Appreciation" shall, with respect to any Accounting Period, mean the excess, if any, of the Ending Value over the Beginning Value;

      (f) The term "Net Capital Depreciation" shall, with respect to any Accounting Period, mean the excess, if any, of the Beginning Value over the Ending Value.

      Section 3.2. CAPITAL CONTRIBUTIONS. Each Partner has made a cash
                   -----------------------
contribution to the Partnership in the amount set forth opposite such Partner's name in Parts I or II of the Schedule. Additional contributions may be made by Partners only in accordance with the provisions of Section 3.3. The cash contribution made by a Partner upon his or its admission to the Partnership is referred to herein as such Partner's "Initial Capital Contribution".

      Section 3.3 CAPITAL ACCOUNTS A capital account (herein called the "Capital
                  -----------------
Account") shall be established on the books of the Partnership for each Partner. The Capital Account of each Partner shall be in an amount equal to such Partner's Initial Capital Contribution, adjusted as hereinafter provided. The Capital Account of each Partner shall be increased by the amount of any Capital Contributions to the Partnership made by such Partner as of the date any such additional contribution is accepted by the General Partner. At the end of each Accounting Period, the Capital Account of each Partner shall be (i) increased or decreased by the amount credited or debited to the Capital Account of such Partner pursuant to Section
3.5 and (ii) decreased by the amount of any withdrawals made by such Partner as of the end of such Accounting Period pursuant to Section 4.2.

      Additional contributions to the Partnership may be made by a Partner by notifying the General Partner of his or its desire to do so. The General Partner shall have the right to accept or decline to accept any such additional contributions.

      Section 3.4. PARTNERSHIP PERCENTAGES. A partnership percentage (herein
                   -------------------------
called the "Partnership Percentage") shall be determined for each Limited Partner as of the beginning of each Accounting Period by dividing the amount of each Limited Partner's Capital Account at the beginning of such Accounting Period by the sum of all of the Limited Partners' Capital Accounts at the beginning of such Accounting Period. The sum of the Partnership Percentages of the Limited Partners shall at all times equal 99 percent. The sum of the Partnership Percentages shall equal 100 percent. The Partnership Percentages shall be set forth in the Schedule.

      Section 3.5. ALLOCATION OF NET CAPITAL APPRECIATION OR NET CAPITAL
                   -----------------------------------------------------
DEPRECIATION At the end of each Accounting Period, the Capital Account of each
-------------
Partner (including the General Partner) for such Accounting Period shall be adjusted by crediting (in the case of Net Capital Appreciation) or debiting (in the case of Net Capital Depreciation) all Net Capital Appreciation or all Net Capital Depreciation, as the case may be, to the Capital Accounts of all the Partners (including the General Partner) in proportion to their respective Partnership Percentages for such Accounting Period.

Section 3.6. VALUATION OF ASSETS.
             --------------------

     (a) Securities (including stock options) listed or traded on a national securities exchange or the National Market System of NASDAQ ("NMS") will be valued at the last sale price on the exchange or market where they are primarily traded, or if there has been no sale on that date, at the closing bid price with respect to long positions and the closing asked price with respect to short positions.

     (b) Securities not traded on a national securities exchange or NMS for which over-the-counter market quotations are available will be valued at the last current bid quotation, provided that such Securities sold short will be valued at the last current asked quotation.

     (c) Securities that are not registered under the Securities Act of 1933 as amended or are otherwise subject to restrictions on transferability shall be valued at such discount from the values otherwise determined in accordance with
Section 3.6 (a) - (b) as the General Partner may reasonably determine.

     (d) All other assets of the Partnership (except good will, which shall not be taken into account) shall be assigned such value as the General Partner may reasonably determine. Anything in the foregoing to the contrary notwithstanding, assets of the Partnership invested in other partnerships or other entities or managed by other asset managers will be valued as provided by such other partnerships or- other entities or other asset managers.

     (e) If the General Partner determines that the valuation of any Securities or other property pursuant to

Section 3.6 (a)-(c) does not fairly represent market value, the General Partner shall value such Securities or other property as the General Partner reasonably determines and shall set forth the basis of such valuation in writing in the Partnership's records.

     (f) All values assigned to Securities and other assets by the General Partner pursuant to this Article III shall be final and conclusive as to all of the Partners.

     Section 3.7. LIABILITIES. Liabilities shall be determined in accordance
                  -------------
with generally accepted accounting principles applied on a consistent basis, provided, however, that the General Partner in its discretion, may provide reserves for contingencies.

     Section 3.8. ALLOCATION FOR TAX PURPOSES. In the event the fair market
                  -----------------------------
value of any Partnership asset is adjusted pursuant to Section 3.6, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its fair market value in the same manner as under Section 704(c) of the Code and the Regulations thereunder.

     Any decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.8 are solely for purposes of federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or Partnership Percentage pursuant to any provision of this Agreement.

      Section 3.9. DETERMINATION BY GENERAL PARTNER OF CERTAIN MATTERS. All
                   -----------------------------------------------------
matters concerning the valuation of Securities and other assets of the Partnership, the allocation of profits, gains and losses among the Partners, including taxes thereon, and accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the General Partner, whose determination shall be final and conclusive as to all of the Partners.

      Section 3.10. ADJUSTMENTS TO TAKE ACCOUNT OF INTERIM ACCOUNTING PERIOD
                    --------------------------------------------------------
EVENTS If a Partner shall make additional Capital Contributions to the
-------
Partnership, withdraw from the Partnership or make a withdrawal from his or its Capital Account as of a date other than the last day of an Accounting Period, or if a Limited Partner is admitted to the Partnership as of a date other than the first day of an Accounting Period, the General Partner shall make such adjustments in the determination and allocation among the Partners of Net Capital Appreciation, Net Capital Depreciation, Capital Accounts, Partnership Percentages, items of income, deduction, gain, loss or credit for tax purposes and accounting procedures as shall equitably take into account such interim Accounting Period event and applicable provisions of law, and the determination thereof by the General Partner shall be final and conclusive as to all of the Partners.

                                  ARTICLE IV

                         WITHDRAWALS AND DISTRIBUTIONS
                                   OF CAPITAL

      Section 4. 1. WITHDRAWALS AND DISTRIBUTIONS IN GENERAL Other than as
                    -----------------------------------------

provided in this Agreement, no Partner shall be entitled (i) to receive distributions from the Partnership, except as provided in Section 7.2; or (iiY to withdraw any amount from his or its Capital Account.

      Section 4.2. WITHDRAWALS.
                   ------------

      (a) Subject to Section 4.2(b), each Partner may at any time withdraw any amount of his or its Capital Account with the consent of and upon such terms of payment as the General Partner, in its sole discretion, shall approve. The General Partner may, in its sole discretion, treat any request for a partial withdrawal of a Limited Partner's Capital Account as a request for the total withdrawal of any such Limited Partner's Capital Account. Payment of any amount withdrawn pursuant to this Section 4.2 shall be made within 90 days following the effective date of any such withdrawal.

      (b) With respect to the Capital Account of any foreign Partner, and notwithstanding any provision of this Agreement to the contrary, the General Partner shall withhold and pay over to the Internal Revenue Service, pursuant to
Section 1441 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, at such times as required by such Section, such amounts as the Partnership is required to withhold under such Section 1441, as from time to time in effect, on account of such foreign Partner's distributive share of the partnership's items of gross income which are subject to withholding tax pursuant to such Section. To the extent that a foreign Partner claims to be entitled to a reduced rate of, or exemption from, U.S. withholding tax pursuant to an applicable income tax treaty, or otherwise, the foreign Partner shall furnish the General Partner with such information and forms as may be required to comply with the regulations governing the obligations of withholding tax agents. Each foreign partner represents and warrants that any such information and forms furnished by it shall be true and accurate and agrees to indemnify the Partnership and each of the Partners from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

      Any amounts of withholding taxes withheld and paid over by the General Partner with respect to a foreign Partner's distributive share of the Partnership's gross income shall be treated as a distribution to such foreign Partner and shall be charged against the Capital Account of such foreign Partner.

      Section 4.3. LIMITATION ON WITHDRAWALS. The right of any Partner to
                   ---------------------------
withdraw any amount from his or its Capital Account pursuant to the provisions of Section 4.2 is subject to the provision by the General Partner for all partnership liabilities in accordance with the New York Revised Limited Partnership Act, and for reserves for contingencies, all in accordance with
Section 3.7.

Section 4.4. SALARIES OR OTHER PAYMENTS OR ALLOCATIONS TO THE GENERAL PARTNER.
             -----------------------------------------------------------------

      (a) For its services, the partnership shall pay the General Partner a management fee (the "Management Fee") in an amount equal to twenty percent (20%) of the amount by which cumulative distributions to and withdrawals by each Partner exceed such Partner's Capital Contributions.

      (b) In addition to such Management Fee, the General Partner shall be entitled to the Partnership percentage set forth next to its name in Part I of the Schedule.

      (c) Except for the Management Fee and the allocations and payments attributable to the General Partner's Partnership Percentage referred to in the preceding paragraphs of this Section, the Partnership shall not make any payments or allocations to the General Partner. The foregoing, however, shall not be deemed to prohibit the General Partner or any of its affiliates from (i) participating in the Partnership as a Limited Partner upon the same terms and conditions as any Limited Partner may so participate, (ii) receiving brokerage commissions or other customary fees and charges from the Partnership relating to the conduct of the Partnership's business and investment of its assets, (iii) receiving compensation and/or other fees from other persons with whom the Partnership conducts business; provided that the receipt of any such compensation or fees does not result in the partnership incurring charges for services in excess of charges which would have been incurred had the General Partner or any of its affiliates not received such compensation or fees, (iv) receiving a commission on the sale of interests in the Partnership, or (v) receiving payment for expenses as provided in Sections 2.7 and 2.6.

                                   ARTICLE V

                       ADMISSION OF NEW LIMITED PARTNERS

      Section 5.1 NEW LIMITED PARTNERS. Limited Partners may be admitted to the
                  ---------------------
Partnership with such consent and at such time or times, if any, and upon such terms and conditions as shall be determined by the General Partner, including without limitation, the imposition of a reasonable charge, payable to the Partnership, to defray the expenses associated with the admission of any such new Limited Partner. Each new Limited partner will be required to execute an agreement pursuant to which he or it becomes bound by the terms of this Agreement. Admission of a new Limited Partner shall not be a cause for dissolution of the Partnership.

                                  ARTICLE VI

                        WITHDRAWAL, DEATH, INCOMPETENCY

Section 6.1. WITHDRAWAL, DEATH, ETC, OF LIMITED PARTNERS.
             --------------------------------------------

      (a) The withdrawal, death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Limited Partner shall not dissolve the partnership. The legal representatives of a Limited Partner shall succeed as assignee to the Limited Partner's interest in the Partnership upon the death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Limited Partner, but shall not be admitted as a substituted Partner without the consent of the General Partner.

      (b) In the event of the withdrawal, death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Limited Partner, except as otherwise agreed to by the General Partner, the interest of such Limited Partner shall continue at the risk of the Partnership business until the last day of the Accounting Period in which such Limited Partner (or his or its legal representatives) shall withdraw from the Partnership pursuant to Section 4.2 or Section 6.2 or the earlier termination of the partnership.

      (c) The interest of a Limited Partner who gives notice of withdrawal pursuant to Section 4.2 has been consented to by the General Partner shall not be included (as to such interest) in calculating the partnership Percentages of the Limited Partners for the purpose of taking any action under this Agreement.

      Section 6.2. REQUIRED WITHDRAWALS. The General Partner may, in the
                   ----------------------
exercise of the General Partner's reasonable discretion, terminate the interest of any Limited Partner in the Partnership upon at least 10 days' prior written notice. Reasonable discretion shall include, among other reasons, the determination by the General Partner that the continued participation of such Limited Partner in the Partnership might cause the Partnership or any Partner to violate any law, or if any litigation is commenced or threatened against the Partnership or any Partner arising out of, or relating to, the participation of such Limited Partner in the Partnership. A notice of termination pursuant to this Section 6.2 shall have the same effect as a notice of withdrawal by such Limited Partner pursuant to Section 4.2 and the Partner receiving such notice shall be treated for all purposes and in all respects as a Partner who has given notice of withdrawal.

      Section 6.3. EFFECTIVE DATE OF WITHDRAWAL. The Capital Account of a
                   -----------------------------
withdrawing Limited Partner shall be determined as of the effective date of his or its withdrawal. For purposes of this Section 6.3, the effective date of a Limited Partner's withdrawal shall mean (as the case may be): (i) the last day of the Accounting Period immediately preceding the effective date specified in the notice of withdrawal described in Section 4.2 or (ii) the date of receipt of the notice of withdrawal described in Section 4.2 or (iii) the date specified in the written notice referred to in Section 6.2 if such Limited Partner shall be required to withdraw from the Partnership pursuant to such clause. In the event the effective date of a Partner's withdrawal shall be a date other than the last day of an Accounting Period of the Partnership, the effective date of such Partner's withdrawal shall be deemed to be the last day of an Accounting Period for purposes of adjusting the Capital Account of the withdrawing Partner pursuant to Section 3.5.

      Section 6.4. LIMITATIONS ON WITHDRAWAL OF CAPITAL ACCOUNT. The right of
                   ---------------------------------------------
any withdrawn Limited Partner or his or its legal representatives to have distributed the Capital Account of such Limited Partner pursuant to this Article VI is subject to the provision by the General Partner for all Partnership liabilities in accordance with the New York Revised Limited Partnership Act, and for reserves for contingencies. The General Partner may retain such portion of a withdrawing Limited Partner's Capital Account as he shall deem necessary in order to comply with such Act. The unused portion of any reserve, if any, shall be distributed, with interest at the prevailing savings bank rate for unrestricted deposits from time to time in effect in New York, New York, as determined by the General Partner, at such time as the General Partner shall have determined that the need therefor shall have ceased.

Section 6.5. RESIGNATION, DISSOLUTION, ETC. OF THE GENERAL PARTNER.
             ------------------------------------------------------

      (a) In the event of the resignation (upon not less than 30 days' notice to the Limited Partners), dissolution or judicially determined bankruptcy of the General Partner if there be one or all General Partners if there be more than one, then Limited Partners having in excess of 50% of the Limited Partners' Partnership Percentages shall, within 30 days following the effective date of the resignation of the General Partner or within 30 days following any such judicial determination, vote to either (1) terminate the Partnership, or (ii) elect the General Partner's designee, it any, or any other person as a successor general partner and continue the business of the Partnership.

      (b) The General Partner (or its legal representative) shall be paid the amount of its Capital Account and the Management Fee, if any, due and payable to the General Partner within 20. days following the effective date of its resignation or within 20 days following.. its dissolution or the General Partner's judicially determined bankruptcy, as the case may be.

                                  ARTICLE VII

                    DURATION AND TERMINATION OF PARTNERSHIP

      Section 7. 1. DURATION. The Partnership shall continue for a period of
                    ----------
five full fiscal years, (until December 31, 2001) unless sodner terminated, (i) at any time, by decision of the General Partner, or (ii) by a vote of Limited Partners in accordance with Section 6.5.

      Section 7.2. TERMINATION. On termination of the business of the
                   -------------
Partnership, the General Partner (or the designees of the Limited Partners if the Partnership is terminated under Section 6.5(a) (i)) shall, within no more than 30 days after completion of a final accounting of the Partnership's books and records (which shall be performed within 90 days. of such termination), make distributions out of Partnership assets, in the following manner and order

      (a) to payment and discharge of the claims of all creditors of the Partnership who are not Partners;

      (b) to payment and discharge pro rata of the claims of all creditors of
                                   --------
      the Partnership who are Partners;

      (c) to the Partners in the proportion of their respective Capital Accounts until the Partners have received the amount of their Capital contributions;

      (d) to the General Partner in payment of the Management Fee pursuant to
      Section 4.4 (a); and

      (e) to the Partners in the proportion of their respective Capital Accounts

      In the event that the Partnership is terminated on a date other than the last day of a fiscal year, the date of such termination shall be deemed to be the last day of a fiscal year for purposes of adjusting the Capital Accounts of the Partners pursuant to Section 3.5. For purposes of distributing the assets of the Partnership upon termination, the General Partner shall be entitled to a return, on a pari passu basis with the Limited Partners, of the amount, if any, standing to the General Partner's credit in his or its Capital Account. In the event that upon termination of the Partnership, there is a deficit in the Capital Account of the General Partner, then the General Partner shall pay to the Partnership the amount, if any, required to comply with Rev. Proc. 89-3, 1989-1 C.B. 761 promulgated under the Code.

                                 ARTICLE VIII

                       TAX RETURNS; REPORTS TO PARTNERS

      Section 8.1. ACCOUNTANTS. The books and records of the Partnership shall
                   -------------
be prepared by accountants selected by the General Partner, as of the end of each fiscal year of the Partnership.

      Section 8.2. FILING OF TAX RETURNS The General Partner shall prepare and
                   ---------------------
file, or cause the accountants of the Partnership to prepare and file, a Federal information tax return in compliance with Section 6698 of the Internal Revenue Code of 1986, as amended, and any required state and local income tax and information returns for each tax year of the Partnership.

      SECTION 8.3 TAX MATTERS PARTNER . The General Partner shall at all times
                  --------------------
constitute, and have full powers and responsibilities as, the Tax Matters Partner of the Partnership for purposes of Section 6231 (a) (7) of the Code. Each person (for purposes of this Section 8.3, called a "Pass-Thru Partner") that holds or controls an interest as a Limited Partner on behalf of, or for the benefit of another person or persons or which a Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the partnership holding such interest through such Pass-Thru Partner. In the event the Partnership shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Partnership is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Partnership and each Partner thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Partnership.

      Section 8.4. REPORTS TO CURRENT PARTNERS. Within 90 days after the end of
                   -----------------------------
each fiscal year, the Partnership shall prepare and mail to each Partner, together with the report thereon of the accountants selected by the General Partner, a financial report (unaudited) setting forth as of the end of such fiscal year:

      (a) a balance sheet of the Partnership;

      (b) a statement showing the Net Capital Appreciation or Net Capital Depreciation of the Partnership for such year; and

      (c) such Partners Capital Account and the manner of its calculation.

      The General Partner may authorize the preparation and distribution to Limited Partners of such other and further financial reports, on a quarterly basis, as the General Partner, in its sole discretion, deems advisable.

      Section 8.5. REPORTS TO CURRENT AND FORMER PARTNERS. Within 90 days of the
                   ----------------------------------------
end of each fiscal year, the Partnership shall prepare and mail, or cause its accountants to prepare and mail, to each Partner and, to the extent necessary, to each Former Limited Partner (or his or its legal representatives), a report setting forth in sufficient detail such information as shall enable such Partner or Former Limited Partner (or his or its legal representatives) to prepare their respective Federal income tax returns in accordance with the laws, rules and regulations then prevailing.

                                  ARTICLE IX

                                 MISCELLANEOUS

      Section 9.1. GENERAL. This Agreement (i) shall be binding on the
                    -------
executors, administrators, estates, heirs, and legal successors and representatives of the Partners; and (ii) may be executed, through the use of separate signature pages or in any number of counterparts with the same effect as if the parties executing such counterparts had all executed one counterpart provided, however, that each such counterpart shall have been executed by the General Partner and that the counterparts, in the aggregate, shall have been signed by all of the Partners.

      Section 9.2. METHOD OF DISTRIBUTION. All distributions made pursuant to
                   ------------------------
this Agreement shall be made in cash or Securities or both, as the General Partner, in its sole discretion, may determine.

      Section 9.3. POWER OF ATTORNEY . Each of the Partners hereby appoints each
                   ------------------
of the General Partner and each of its officers, separately, as his or its true and lawful representative and attorney-in-fact, in his or its name, place and stead to make, execute, sign, acknowledge, swear to and file

      (a) a Certificate of Limited Partnership of the Partnership and all amendments thereto as may be required under the New York Revised Limited Partnership Act;

      (b) any and all instruments, certificates, and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Partnership (including, but not limited to, a Certificate of Cancellation of the Certificate of Limited Partnership); and

      (c) any business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable federal, state or local law.

      The power of attorney hereby granted by each of the Limited Partners is coupled with an interest, is irrevocable, and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of such Limited Partner.

      Such representative and attorney-in-fact shall not have any right, power or authority to amend or modify this Agreement when acting in such capacity.

      SECTION 9.4. AMENDMENTS TO PARTNERSHIP AGREEMENT The terms and provisions
                   ------------------------------------
of this Agreement may be modified or amended at any time and from time to time with (i) the written consent of Limited Partners having in excess of 65% of the Partnership Percentages of the Limited Partners and (ii) the written consent of the General Partner, insofar as is consistent with the laws governing this Agreement; provided. however, that without the consent of the Limited Partners, the General Partner may amend the Schedule to reflect changes validly made in the membership of this Partnership and the Capital Contributions and partnership Percentages of the Partners. Without the specific written consent of each Partner affected thereby no modification of or amendment to this Agreement shall
(i) reduce the Capital Account of any Partner or his or its rights of contribution or withdrawal with respect thereto; and (ii) amend this Section 9.4.

      Section 9.5. CHOICE OF LAW. Notwithstanding the place where the Agreement
                   --------------
may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of New York.

      Section 9.6. ADJUSTMENT OF BASIS OF PARTNERSHIP PROPERTY In the event of a
                   --------------------------------------------
distribution of Partnership property to a Partner or an assignment or other transfer (including by reason of death) of all or part of the interest of a Partner in the Partnership, at the request of a Partner, the General Partner, in his discretion, may cause the Partnership to elect, pursuant to Section 754 of the Code or the corresponding provision of any subsequent law, to adjust the basis of the Partnership property as provided by Sections 734 and 743 of the Code.

      Section 9.7. Notices. Each notice relating to this Agreement shall be in
                   ---------
writing and delivered in person or by registered or certified mail or by recognized overnight courier service, e.g. Federal Express, UPS. All notices to the Partnership shall be addressed to its principal office and place of business. All notices; addressed to a Partner shall be addressed to such Partner at the address set forth in the Schedule. Any Partner may designate a new address by notice to that effect given to the Partnership. Unless otherwise specifically provided in this Agreement, a notice shall be deemed to have been effectively given when mailed by registered or certified mail to the proper address or delivered in person or delivered to a recognized overnight courier.

      Section 9.8 GOOD WILL. No value shall be placed on the name or good will
                  ----------
of the Partnership, which shall belong exclusively to the General Partner.

      Section 9.9. HEADINGS. The titles of the Articles and the headings of the
                   ----------
Sections of this Agreement are for convenience of reference only, and are not to be considered in construing the terms and provisions of this Agreement.


                       SCHEDULE OF CAPITAL CONTRIBUTIONS

                                    PART I

                               GENERAL PARTNERS

                                   Amount of        Initial
                                   Capital        Partnership
      Name and Address         Contribution       Percentage
      ----------------         ------------       -----------
Craig Kirsch                                       .5% (.005)
201 North Service Road
Melville, NY 11747

Edward T. Stein                                    .5% (.005)
201 North Service Road
Melville, NY 11747

                                   PART. II

                               LIMITED PARTNERS

                             Amount of        Initial
                             Capital        Partnership
Name and Address           Contribution     Percentages
-----------------        --------------    -------------

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.

GENERAL PARTNERS,                    LIMITED PARTNER

                                     Print Name of Limited Partner

-----------------------------
Craig Kirsch

                                     By:
                                        -----------------------------


-----------------------------
Edward Stein

                                     Signature of Limited
                                     Partner or Authorized
                                     Signatory

                                     --------------------------------
                                     Print Name of Authorized
                                     Signatory

                                     --------------------------------
                                     Title of Authorized Signatory

                                    FORM A
                                    ------

                      MELVILLE VENTURES & ASSOCIATES, L.P.
                        (a New York Limited Partnership)

                          SUBSCRIPTION AND INVESTMENT
                            REPRESENTATION AGREEMENT
                            ------------------------

Mr. Craig Kirsch
Mr. Edward T. Stein
201 North Service Road
Melville, NY 11747-3138

Gentlemen:

                                   SECTION 1
                                   ---------

   1.1 Subscription. The undersigned hereby subscribes for and agrees to
       --------------
purchase a limited partnership interest (the "Interest") in Melville Ventures & Associates, L.P. (the "Partnership"), a limited partnership organized under the laws of the State of New York, and to make a capital contribution to the Partnership in the amount indicated on the signature page hereof, on the terms and conditions described herein, in the Business Plan of Mortgage Plus Equity & Loan Corp., Inc. ("MP") prepared October, 1996; Financial Results of "MP" for the quarter ended June 1996 with financial projections and company valuation, the company profile of "MP", 1996 Product Vision and 1996 Marketing Plan all of the foregoing having been prepared by "MP" and collectively hereinafter referred to as the "Memorandum", and in the Agreement of Limited Partnership relating to the offering (the "Offering") of limited partnership interests in the Partnership.

    1.2 Purchase
        --------

       (a) The undersigned tenders cash or a check made payable to the order of "MELVILLE VENTURES & ASSOCIATES, L.P." in the amount indicated on the signature page hereof.

       (b) The undersigned also tenders herewith (i) an executed counterpart of the signature page of the Limited Partnership Agreement of the Partnership (the "Partnership Agreement") (Form B), and (ii) a completed and executed Investor Suitability Questionnaire (Form C).

       (c) The undersigned's cash or check delivered herewith, the signature page of the Partnership Agreement and the Investor Suitability Questionnaire will be held in trust for the undersigned's benefit unless and until (i) the undersigned is accepted as a limited partner of the Partnership and (ii) the Partnership closing on its purchase of shares of the Common Stock of MP. The General Partner of the Partnership (individually and together, the "General partner") will notify the undersigned as to whether his subscription has been accepted by the Partnership.

1.3 Acceptance or Relection of Subscription.

       (a) The undersigned understands and agrees that the General Partner reserves the right to reject this subscription for the Interest, in whole or in part and at any time prior to receipt by the undersigned of notice of acceptance of the undersigned's subscription if, in the judgment of the General Partner, such action is deemed to be in the best interests of the Partnership.

       (b) In the event of rejection of this subscription, the undersigned's check or the amount of cash evidenced thereby, together with the documents specified above, will be promptly returned to the undersigned without interest and without deduction, and this Agreement shall have no force or effect. In the event the undersigned is subscription is accepted, the funds and documents specified above shall be retained by the Partnership in order to admit the undersigned and other subscribers whose subscriptions are from time to time accepted as limited partners of the Partnership (as so admitted, hereinafter sometimes individually referred to as a "Limited Partner" and collectively as the "Limited Partners").

   1.4 Partnership Agreement . Upon acceptance by the General Partner of
       ----------------------
subscriptions and the closing of a purchase of MP Common Stock by the Partnership, all funds delivered by admitted Limited Partners will be used by the Partnership as described in the Partnership Agreement and the Memorandum. The Interest subscribed for herein shall not be deemed issued to, or owned by, the undersigned until the Partnership Agreement has been executed by the undersigned and countersigned by the General Partner.

                                   SECTION 2
                                   ---------

   2.1 Investor Representations and Warranties. The undersigned hereby
       -----------------------------------------
acknowledges, represents and warrants to, and agrees with, the Partnership and the General Partner as follows:

       (a) The undersigned is acquiring the Interest for his own account, for investment purposes only, and not with a view to or for the resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Interest.

       (b) The undersigned acknowledges his understanding that the offering and sale of the Interests is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") by virtue of Section 4(2) of the Act and the provisions of Rule 506 of Regulation D promulgated thereunder. In furtherance thereof, the undersigned represents and warrants to and agrees with the Partnership and the General Partners as follows:

         (i) The undersigned has the financial ability to bear the economic risk of his investment in the Partnership (including its possible loss) , has adequate means of providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Partnership.

         (ii) Except as otherwise set forth in the Investor Suitability Questionnaire, no one has acted as his purchaser representative in connection with evaluating the merits and risks of an investment in the Partnership in general and the suitability of the investment for the undersigned in particular.

                                     (ii)

         (iii) Except as otherwise set forth in the Investor Suitability Questionnaire, the undersigned (or the undersigned together with his duly appointed and qualified purchaser representative(s)) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Interest and has obtained, in his judgment, sufficient information from the Memorandum and the General Partner to evaluate the merits and risks of an investment in the Interest.

         (iv) The undersigned hereby reconfirms as representations and warranties, as though fully set forth herein, each of the statements and answers of the undersigned set forth in his Investor Suitability Questionnaire.

       (c) The undersigned (and his purchaser representatives(s), if any:

         (i) has been furnished the Memorandum and the Partnership Agreement and any other documents which may have been made available upon request, has carefully read such documents and understands and has evaluated, or together with his purchaser representative, if any, understands and has evaluated the risks of a purchase of the Interest and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in the Memorandum and Partnership Agreement; additional (including, Partnership the extent information.

         (ii) has been provided an opportunity to obtain any information concerning the Offering, the Partnership if applicable, but not limited to, the performance of the from its inception to date) and all other information to the Partnership or the General Partner possesses such or can acquire it without unreasonable effort or expense;

         (iii) has been given the opportunity to ask questions of, and receive answers from, the General Partner concerning the terms and conditions of the Of Offering and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for him to evaluate the merits and risks of an investment in the Partnership to the extent the General Partner possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature or prospectus except as mentioned herein, in the Memorandum or in the Partnership Agreement; and

         (iv) has determined that the Interest is a suitable investment for him and that at this time he could bear a complete loss of his investment.

       (d) In making his decision to purchase the Interest herein subscribed for, the undersigned has relied solely upon independent investigations made by him or if applicable his duly appointed and qualified purchaser representative. The undersigned is not relying on the Partnership or the General Partner with respect to tax and other economic considerations involved in this investment.

       (e) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Interest without registration under the Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his investment for an indefinite period of time because, among other reasons, the


                                     (iii)

Interest has not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Act and under applicable securities laws of such states or an exemption from such registration is available. He understands that the Partnership is under no obligation to register the Interest on his behalf or to assist him in complying with any exemption from such registration under the Act. He also understands that sales or transfers of the Interest are further restricted by the provisions of the Partnership Agreement and state securities laws. He further understands that the Partnership is not registered as an investment company under the Investment Company Act of 1940, in reliance upon an exemption from such registration and that the General Partner is not registered as an investment adviser under the Investment Advisers Act of 1940, in reliance upon an exemption from such registration.

       (f) If the undersigned is a corporation, partnership, trust, employee benefit plan, individual retirement account, Keogh plan, or other entity, it is authorized and qualified to become a Limited Partner in, and authorized to make its capital contribution to, the Partnership, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

       (g) If the undersigned is a corporation, partnership, trust, employee benefit plan, individual retirement account, Keogh plan, or other entity, then, to the best of its knowledge, based on such investigations as the undersigned has deemed appropriate, the value of all securities owned by the undersigned of all issuers which would be investment companies (as defined under the Investment Company Act of 1940), but for the fact that the outstanding securities (other than short-term paper) of such companies are beneficially owned by not more than one hundred persons and were not issued in a public offering, does not exceed ten percent of the value of the undersigned's total assets.

       (h) If the subscriber is an employee benefit plan (the "Plan"), the undersigned fiduciaries of the Plan (i) acknowledge that they have been informed of and understand the investment objectives and policies of, and the investment strategies which may be pursued by, the Partnership; (ii) acknowledge that they are aware of the provisions of Section 404 of the Employee Retirement Income Security Act of 1974 ("ERISA") relating to the requirements for investment and diversification of the assets of employee benefit plans and trusts subject to ERISA; (iii) represent that they have given appropriate consideration to the facts and circumstances relevant to the Plan's investment in the Partnership and have determined that such investment is reasonably designed, as part of the Plan's portfolio, to further the purposes of the Plan; (iv) represent that, taking into account the other investments made with the assets of the Plan, and the diversification thereof, the Plan's investment in the Partnership is consistent with the requirements of Section 404 and other provisions of ERISA; and (v) represent that, taking into account the other investments made with the assets of the Plan, the investment of assets of the Plan in the Partnership is consistent with the cash flow requirements and funding objectives of the Plan.

       (i) No representations or warranties have been made to the undersigned by the Partnership or the General Partner or their affiliates.

       (j) Any information which the undersigned has heretofore furnished to the General Partner with respect to his financial position and business experience, including, without limitation, his Investor Suitability Questionnaire, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to his admission to the Partnership as a Limited Partner he will immediately


                                     (iv)
furnish such revised or corrected information to the General Partners

    2.2 Investor Awareness. The undersigned acknowledges, represents, agrees
       --------------------
and is aware that:

       (a) the Partnership has no financial and operating history;

       (b) no Federal or state agency has passed upon the Interests or made any findings or determination as to the fairness of this investment;

       (c) there are substantial risks of loss of investment incidental to the purchase of the Interest;

       (d) portfolio transactions for the Partnership may be executed by affiliates of the General Partner;

       (e) the investment in the Partnership and the Partnership's proposed investment in MP securities are each an illiquid investment and the undersigned must bear the economic risk of his investment in the Interest for an indefinite period of time;

       (f) the Partnership Agreement contains substantial restrictions on transferability and withdrawal of the Interests; and

       (g) the representations, warranties, agreements, undertakings and acknowledgments made by the undersigned in this Agreement are made with the intent that they be relied upon by the Partnership and the General Partner in determining his suitability as a purchaser of the Interest, and shall survive his admission as a Limited Partner of the Partnership. In addition, the undersigned undertakes to notify the General Partner immediately of any material change in any representation, warranty or other information relating to the undersigned set forth herein.

   2.3 Authority to Date Partnership Agreement and Certificate of Limited
       ------------------------------------------------------------------
Partnership of the Partnership The undersigned hereby authorizes the General
-------------------------------
Partner to date the Partnership Agreement and amendments to the Certificate of Limited Partnership of the Partnership deemed by the General Partner to be appropriate, including on and as of the admission of each Limited Partner therein.

                                   SECTION 3
                                   ---------

   3.1 Indemnity. The undersigned hereby agrees to indemnify and hold harmless
       ---------
the Partnership, the General Partner, their representatives and agents and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.


                                     (v)

   3.2 MODIFICATION. Neither this Agreement nor any provision hereof shall be
       --------------
modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

   3.3 NOTICE. Any notice, demand or other communication which any party hereto
       -------
may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address or
(c) delivered to a recognized overnight courier, e.g. Federal Express, UPS, addressed to such address as may be given herein.

   3.4 BINDING EFFECT. Except as otherwise provided herein, this Agreement
       ---------------
shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

   3.5 ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as specifically stated or referred to herein.

   3.6 ASSIGNABILITY. This Agreement is not transferable or assignable by the
       ---------------
   undersigned.

   3.7 APPLICABLE LAW. This Agreement shall be governed by and construed in
       ---------------
accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

   3.8 GENDER. All pronouns contained herein and any variations thereof shall
       -------
be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

   3.9 COUNTERPARTS. This Agreement may be executed through the use of separate
       -------------
signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

    IN WITNESS WHEREOF, THE UNDERSIGNED has (have) executed this Subscription
and Investment Representation Agreement on this       day of          199     .
                                                -----       --------     ----

                     ------------------------------------
                     Total Amount of Capital Contribution

                                     (vi)

IF SUBSCRIBER IS AN INDIVIDUAL:

------------------------------               ------------------------------
            Print Name                       Signature
            IF SUBSCRIBER IS AN ENTITY:


                                             By:

------------------------------               ------------------------------
Print Name of Entity                         Authorized Signatory

Print Name of Authorized Signatory

Title

IF THERE IS A JOINT SUBSCRIBER:

------------------------------               ------------------------------
Print Name of Joint Subscriber               Signature of Joint Subscriber

Note: EACH joint subscriber must complete an Investor Suitability Questionnaire.
----
Subscription accepted as of the    day of      ,199   .
                               ----      ------    ---
MELVILLE VENTURES & ASSOCIATES, L.P.

By:
   ------------------------------
   Craig Kirsch, General Partner

By:

   ------------------------------
   Edward T. Stein, General Partner


                                                                        FORM B

                                     (vii)

                SIGNATURE PAGE TO LIMITED PARTNERSHIP AGREEMENT
                -----------------------------------------------

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.

MELVILLE VENTURES & ASSOCIATES, L.P.

                                        LIMITED PARTNER:


By:
---------------------------------       ------------------------------
Craig Kirsch, General Partner           Print Name of Limited Partner

By:                                     By:
---------------------------------           --------------------------
Edward T. Stein, General Partner            Signature of Limited Partner
                                            or Authorized Signatory

THE LIMITED PARTNERSHIP INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES ADMINISTRATOR. THE SECURITIES AND EXCHANGE COMMISSION AND CERTAIN STATES IMPOSE RESTRICTIONS ON THE TRANSFERABILITY OR RESALE OF THESE INTERESTS.

THE LIMITED PARTNER EXECUTING THIS INSTRUMENT HEREBY APPOINTS EACH OF THE GENERAL PARTNERS, ACTING SEPARATELY AND NOT JOINTLY, SUCH LIMITED PARTNER'S ATTORNEY-IN-FACT IN THE NAME, PLACE AND STEAD OF THE LIMITED PARTNER TO EXECUTE AND FILE A CERTIFICATE OF LIMITED PARTNERSHIP OF MELVILLE VENTURES & ASSOCIATES,
L. P., AMENDMENTS THERETO AND RESTATEMENTS THEREOF.

                                                                          FORM C

                     MELVILLE VENTURES & ASSOCIATES, L.P.
                       (a New York Limited Partnership)


                                    (viii)

                      INVESTOR SUITABILITY QUESTIONNAIRE

    This Questionnaire is required to insure that the offering of the Partnership's limited partnership interests complies with Securities and Exchange Commission ("SEC") rules on private placements. Each joint subscriber must complete an Investor Suitability Questionnaire. All information will be kept confidential

PART I - TO BE COMPLETED BY ALL SUBSCRIBERS.
--------------------------------------------

1. Name:
         ---------------------------------------------
2. Home address:
                --------------------------------------

   Home Telephone Number:
                          ----------------------------

3. Business address:----------------------------------

Business Telephone Number:
                           ---------------------------

4. Other state(s) in which a residence is maintained:

   ---------------------------------------------------------------
If a residence is maintained in any other state(s), please provide:

a. state in which driver's license is issued:

   ---------------------------------------------
b. state in which voter registration is effective:

   ---------------------------------------------

5. Date of birth:
                 -------------------------------

6. Social Security Number or Employer I.D. Number:
                                                   -------------

7. If subscriber is a corporation, partnership, trust or other entity, attach a copy of the Articles of
   Incorporation, By-Laws, Partnership Agreement, Trust Instrument, or other documents showing:

a. that the entity is authorized to make this investment, and


                                     (ix)

b. that the individual(s) signing the Subscription and Investment Representation Agreement is (are) authorized to take such action on behalf of the entity.

PART II - TO BE ANSWERED BY ALL SUBSCRIBERS.
     ---------------------------------------

1. The Partnership may sell limited partnership interests to an unlimited number of "accredited investors," as defined in SEC rules and regulations. A subscriber may qualify as an "accredited investor" by falling into one or more of the categories described on Annex A hereto. Please indicate below if you are an "accredited investor."

                 YES            NO
   -------------      ---------
2. If you answered "yes", please acknowledge that you are an "accredited investor" by placing an "X" on the line(s) next to the number(s) corresponding to EACH applicable category (see Annex A)

             1.              5.              9.
   ----------      ----------      ----------
             2.              6.              10.
   ----------      ----------      ----------
             3.              7.              11.
   ----------      ----------      ----------
             4.              8.              12.
   ----------      ----------      ----------

PART III SIGNATURE
------------------


----------                 ----------------------------------
  Date                     Print Name of Individual or Entity


                           ----------------------------------
                           Signature of Individual or Authorized
                           Signatory

                                                                         ANNEX A

   The following are "accredited investors" within the meaning of Rule 501(a) of Regulation D ("Regulation D") under the Securities Act of 1933


                                      (x)

1.  An individual whose net wort together with that of his spouse, exceeds
       --------------------------                                  -------
$1,000,000.
-----------

2.  An individual who had individual income in excess of $200,000 in each of the
       -----------                   ----------------------------
    two most recent years, and who reasonably expects income in excess of $200,000 this year.

3. An individual who has joint income with his. spouse in excess of $300,000 in each of the two most recent years, and who reasonably expects income with his spouse in excess of $300,000 this year.

4.  A bank as defined in Section 3(a) (2) of the Securities Act of 1933. (Note:
      -----
    This category includes banks acting in either their individual capacity or a fiduciary capacity.)

5.  An insurance company as defined in Section 2(13) of the Securities Act of
       ------------------
    1933.

6.  An investment company registered under the Investment Company Act of 1940 or
       -------------------
    a business development company as defined in Section 2(a) (48) of that Act.
      -----------------------------

7.  A Small Business Investment Company licensed by the U.S. Small Business
      ----------------------------------
    Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

8.  An employee benefit plan within the meaning of Title I of the Employee
       ---------------------
    Retirement Income Security Act of 1974, if

a. the decision to invest in the Partnership is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment adviser, or
                                               --
b.  the plan has total assets in excess of $5,000,000, or
                                                       --
c. the plan is a self-directed plan with decisions made solely by persons that are "accredited investors".

9.  A private business development company as defined in Section 202(a) (22) of
     -------------------------------------
    the Investment Advisers Act of 1940.

10. A charitable organization described in Section 501(c) (3) of the Internal
      ------------------------
    Revenue Code not formed for the specific purpose of acquiring an interest in the Partnership with total assets in excess of $5,000,000.

11. A trust with assets in excess of $5,000,000 not formed for the specific purpose of acquiring an interest in the Partnership whose purchase is directed by a sophisticated person as described in Rule 506(b) (2)ii of Regulation D.

12. An entity in which all of the equity is owned by persons described in paragraphs 1 through 11, above.


                                 (xi)

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.

GENERAL PARTNERS                  LIMITED PARTNER

                                  Print Name of Limited Partner

------------------------------
Craig T. Kirsch

                                 (xii)

                                  By:
------------------------------       -------------------------------
Edward T. Stein

                                  Signature of Limited
                                  Partner of Authorized
                                  Signatory

                                  ----------------------------------
                                  Print Name of Authorized
                                  Signatory

                                  ----------------------------------
                                  Title of Authorized Signatory


                                    (xiii)